Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND
FINANCIAL OFFICER
Pursuant TO 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Grant Hartford Corporation (the "Company") on Form 10-Q for the quarterly period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Eric Sauve, President and Chief Executive Officer of the Company, and David Gilmer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 15, 2009

Eric Sauve
President/Chief Executive Officer

Dated: May 15, 2009

David Gilmer
Principal Financial Officer